EXHIBIT 99.1

PRESS RELEASE
June 24, 2002

                                                           For Immediate Release
                                                       Contact: Theodore Forrest
                                                             Phone: 985-419-8120


     KARTS INTERNATIONAL INCORPORATED ANNOUNCES RECEIPT OF NOTICE OF SEIZURE


Hammond, LA - June 24, 2002

The management of Karts International Incorporated, along with the subsidiaries Brister's Thunder Karts, Incorporated (Brister's) and USA Industries, Incorporated (USA) was served Notice of Seizure after failing to remedy the Notice of Demand served on June 10, 2002. Sheriff's sale is set for July 17, 2002 to satisfy plaintiff's demand of Two Million Five Hundred Dollars ($2,500,00.00) and also Two Million Fifty Nine Thousand One Hundred Fifty-two Dollars ($2,059,152.00) plus attorney fees, interest and all costs.